Contract No. MDI02008

MDI SOLUTIONS

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                                  EXHIBIT 10.1
                                  ------------

                        MDI SOLUTIONS SERVICES AGREEMENT
                        --------------------------------

                     INTERFACE DEVELOPMENT RETAINER SERVICES
                     ---------------------------------------


THIS AGREEMENT is made as of the 11th day of March, 2003, between MEDICAL DATA INTEGRATION SOLUTIONS ("MDI Solutions", a division of Springboard Technology Solutions Inc.) and MOUNT SINAI HOSPITAL ("Customer"),

WHEREAS:
     a)  MDI Solutions provides professional services on a contractual basis;
         and
     b) Customer desires to have MDI Solutions provide certain professional services.

NOW THEREFORE in consideration of the mutual covenants contained herein, the parties agree as follows:

1.   TERM
     The initial term of this Agreement is from April 1st, 2003 to March 31st, 2004 (the "Initial Term"). This Agreement will automatically be renewed for subsequent one-year terms unless terminated by either party in accordance with Paragraph 6.

2.   SERVICES
     a) MDI Solutions agrees to perform the services set out in Schedule 1 (the "Services").
     b) MDI Solutions reserves the right to determine which of its personnel will be assigned to perform the Services, and to replace or reassign such personnel during the term of this agreement acting reasonably. Subject to scheduling and staffing considerations, MDI Solutions will use reasonable efforts to honor Customer's request for specific individuals.

3.   CHARGES
     a) In consideration for the provision of the Services, Customer agrees to pay MDI Solutions the Charges set out in Schedule 1.
     b) MDI may revise support fees any time following the initial twelve (12) month period (but no more frequently than once during any 12 month period) by giving Client sixty (60) days prior written notice. The amount of any increase shall not exceed the Consumer Price Index ("index") for all goods and services for the city of Toronto (as issued by Statistics Canada or its successor, using 1998 as the base year) plus three percent (3%). If such Index is no longer available or cannot otherwise be used for such calculations, a comparable Index shall be used, adjusted as may be necessary to reflect the foregoing Index requirements.
     c) Customer is responsible for and will pay all relevant sales, excise, customs, withholding and goods and services taxes. d) Customer agrees to reimburse MDI Solutions, at cost, for all reasonable out-of-pocket expenses that directly relate to the provision of the Services.
     e) Payments are due within 60 days of receipt of invoice by Customer. Any overdue amounts will bear interest at an annual rate equal to the "prime rate" of MDI Solutions' bank plus 1.5%, calculated and charged monthly.

4.   CONFIDENTIALITY
     All Customer data and information shall at all times be treated as confidential and safeguarded by MDI Solutions from unauthorized disclosure or use except as permitted under this Agreement. MDI Solutions agrees to sign Customer's 3rd Party Confidentiality agreement and ensure their staff are aware of their responsibilities under this agreement.

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5.   OWNERSHIP
     Any copyright and other intellectual property rights (including moral rights) in any computer program, code or materials which are developed by MDI Solutions at the specific direction of Customer and are provided to Customer during the term of this Agreement shall be owned jointly by Customer and MDI Solutions.

6.   TERMINATION
     a) Either party may terminate this Agreement upon 90 days written notice at any time.
     b) This Agreement will be automatically terminated on the effective start date of any new retainer agreement signed between MDI Solutions and Customer.
     c) If a party is in breach of any material provision of this Agreement and such breach is not remedied within 30 days of receipt of written notice of such breach from the non-breaching party, the non-breaching party may terminate this Agreement.
     d) Customer will pay charges accrued up to the effective date of termination, as well as any reasonable non-refundable expenses already incurred by MDI Solutions prior to the terminate notice. Customer also agrees that all charges and other amounts paid to MDI Solutions prior to the effective date of termination are non-refundable.

7.   EMPLOYEES
     During the term of this Agreement and for a period of 12 months thereafter:
     a) MDI Solutions agrees not to recruit or contract with, either directly or through a third party, any current Customer personnel unless a specific request in writing is made to Customer and subsequently authorized, acting reasonably; and,
     b) Customer agrees not to recruit or contract with, either directly or through a third party, any current MDI Solutions personnel unless a specific request in writing is made to MDI Solutions and subsequently authorized, acting reasonably.

8.   WARRANTY
     a) MDI Solutions warrants to Customer (1) that it is authorized to enter into this Agreement, (2) that the Services performed under this Agreement will be performed using reasonable skill and care.
     b) EXCEPT FOR THE WARRANTIES CONTAINED HEREIN, MDI SOLUTIONS DISCLAIMS ALL OTHER REPRESENTATIONS, WARRANTIES, OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, MERCHANTABLE QUALITY, FITNESS FOR A PARTICULAR PURPOSE, AND INFRINGEMENT AND THOSE ARISING FROM STATUTE OR OTHERWISE IN LAW OR FROM THE COURSE OF DEALING OR USAGE OF TRADE. MDI SOLUTIONS DOES NOT REPRESENT OR WARRANT THAT ANYTHING PRODUCED BY OR FROM THE SERVICES WILL MEET ANY OR ALL OF CUSTOMER'S PARTICULAR REQUIREMENTS, THAT ITS OPERATION WILL BE ERROR-FREE OR UNINTERRUPTED AND THAT ALL PROGRAMMING ERRORS IN THE SOFTWARE CAN BE FOUND OR CORRECTED, UNLESS OTHERWISE SET OUT IN THIS AGREEMENT.

9.   LIMITATION OF LIABILITY
     In the event of damages caused by the direct actions of MDI Solutions, MDI Solutions' maximum liability to Customer will be limited to direct damages, not to exceed the total Charges paid by Customer to MDI Solutions under this Agreement. In any event MDI Solutions will not be liable for consequential damages or losses incurred by third parties.

10. This Agreement shall be governed and interpreted in accordance with the laws of the province of Ontario.

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11.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, forms, conditions, undertaking or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement, and duly executed Schedules and Addendums hereto.

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                                                           Contract No. MDI02008

MDI SOLUTIONS

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                                   SCHEDULE 1
                                   ----------

                                    SERVICES
                                    --------

1.   SCOPE

     MDI Solutions will make an interfacing resource available to Customer for a fixed number of days per week as indicated in Paragraph 6 below to provide general interfacing services as requested by Customer.

2.   MDI SOLUTIONS RESPONSIBILITIES

     MDI Solutions will provide interfacing development services including:

     a) An integration specialist located on-site or off-site as appropriate during normal business hours of 9:00am to 5:00pm Monday to Friday, excluding statutory holidays. Specific days will be designated as agreed by MDI Solutions and Customer based on availability of integration consultants.
     b) Development of interface documentation as directed by Customer for the existing interfaces.
     c) Development of interface documentation for future interfaces. A sample interface document is enclosed in Schedule 2.
     d)  Adjustments to communication clients as directed by Customer.
     e) Data mapping in accordance with Customer-approved data mapping specifications.
     f) Testing of communication clients and data mappings on Customer's interface engine.
     g) Assistance in the resolution of problems. MDI Solutions will make recommendations to Customer and proceed as directed by Customer.
     h)  Liaison with vendors on behalf of Customer, as necessary.
     i)  Liaison with Customer's staff, end users, and management, as necessary.

3.   CUSTOMER'S RESPONSIBILITIES

     a) Customer will identify a contact person (or persons) who will be responsible for: requesting services and assigning specific work to the retained resource; overall decision making when options and alternatives are presented by MDI Solutions; coordinating Customer's internal resources who are assigned to interfacing projects; overall project planning, including the communication of priorities and timelines to MDI Solutions; internal communications; resolving issues that are identified by MDI Solutions to Customer.
     b) Customer will provide MDI Solutions staff appropriate access to physical facilities, the interface engine, interfaced systems, and Customer's internal network. This includes the provision of passwords where appropriate.
     c) Customer will provide resources for interface testing when requested by MDI Solutions.
     d) Customer will provide all interface hardware and software, including upgrades, required to deliver the requested services.
     e) Customer is responsible to identify and resolve any workflow issues associated with the implementation of new interfaces.
     f) Customer will provide supporting documentation, if available, to assist with the delivery of requested services.

4.   EXCLUDED SERVICES

     a) Ongoing support of the production interfaces is excluded from this Agreement, unless specifically requested by Customer for a fixed period of time. Such work may, upon mutual agreement by both parties, be provided under a separate signed contract.

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     b)  Application support and maintenance are excluded from this Agreement.

5.   ADDRESSES OF PARTIES

     All correspondence, invoices and payments shall be sent to the following addresses:

         MDI SOLUTIONS:    MDI Solutions
                           2275 Lakeshore Blvd West,
                           Suite 401
                           Toronto, Ontario
                           M8V 3Y3
                           Attention:  Kevin Birch, President

         CUSTOMER:         Mount Sinai Hospital
                           600 University Avenue
                           Toronto, Ontario
                           M5G 1X5
                           Attention:

6.   CHARGES

     The Charges for the Services are as follows:

     a) Charges at a rate of -----per hour (Preferred Customer Rate), payable monthly in advance according to the following schedule:

--------------------------------------------------------------------------------
RETAINER PERIOD                NUMBER OF DAYS PER WEEK                CHARGE
--------------------------------------------------------------------------------
April 1st - April 30th
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May 1st - May 31st
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June 1st - June 30th
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July 1st - July 31st
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August 1st - August 31st
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September 1st - September 30th
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October 1st - October 31st
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November 1st - November 30th
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December 1st - December 31st
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January 1st - January 31st
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February 1st - February 29th
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March 1st - March 31st
--------------------------------------------------------------------------------

         Additional services, invoiced monthly in arrears, are charged at a rate of --- per hour during Normal Business Hours and ------ per hour outside of Normal Business Hours subject to staffing availability.

     b) All reasonable travel and accommodation expenses related to delivery of the Services are charged at cost. Upon request MDI Solutions will provide Customer with supporting documentation sufficient to substantiate such expenses.


CUSTOMER                                MDI SOLUTIONS

By:                                     By:
   ---------------------------             ---------------------------
Name:                                   Name:    Kevin Birch
Title:                                  Title:   President
Date:                                   Date:

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                                                           Contract No. MDI02008

MDI SOLUTIONS

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                                   SCHEDULE 2
                                   ----------

                           INTERFACE DOCUMENT TEMPLATE
                           ---------------------------

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